Exhibit 99.1

Investor Contact:	Media Contact:
Arthur Shannon	Lainie Keller
arthur.shannon@bauschhealth.com	lainie.keller@bauschhealth.com
(514) 856-3855	(908) 927-1198
(877) 281-6642 (toll free)

BAUSCH + LOMB CORPORATION FILES REGISTRATION STATEMENT AND PRELIMINARY PROSPECTUS FOR PROPOSED INITIAL PUBLIC OFFERING

LAVAL, Quebec and VAUGHAN, Ontario, Jan. 13, 2022 — Bausch Health Companies Inc. (NYSE/TSX: BHC) (“Bausch Health”) announced today that, in connection with its previously announced intention to separate its eye health business, its wholly owned subsidiary, Bausch + Lomb Corporation (“Bausch + Lomb”), has publicly filed a Registration Statement on Form S-1 with the U.S. Securities and Exchange Commission (“SEC”) and a preliminary base post-receipt pricing procedure (“PREP”) prospectus with the securities regulatory authorities in each of the provinces and territories of Canada (other than Quebec) (“Canadian Regulators”) relating to a proposed initial public offering (“IPO”) of Bausch + Lomb’s common shares concurrently in the United States and Canada. All of the shares being offered will be sold by a wholly owned subsidiary of Bausch Health. The number of common shares to be offered and the price range for the IPO have not yet been determined.

Morgan Stanley and Goldman Sachs & Co. LLC are acting as joint lead book-running managers for the IPO. J.P. Morgan, Citigroup, Barclays, BofA Securities, Guggenheim Securities, Jefferies, Evercore ISI, Wells Fargo Securities and Deustche Bank Securities are acting as joint book-running managers for the IPO, and DNB Markets, HSBC and Truist Securities are acting as co-managers for the IPO.

The IPO will be made only by means of a prospectus. Copies of the prospectus and the preliminary base PREP prospectus, when available, may be obtained from Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, N.Y. 10014 or Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, N.Y. 10282, by telephone at (866) 471-2526 or by email at prospectus-ny@ny.email.gs.com.

The Registration Statement relating to the proposed offering has been filed with the SEC but has not yet become effective. The preliminary base PREP prospectus contains important information relating to the common shares and remains subject to completion or amendment. The common shares may not be sold, nor may offers to buy be accepted, prior to the time the Registration Statement becomes effective, and a receipt for the final long form base PREP prospectus has been issued by the Canadian Regulators.

This news release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state, province, territory or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, province, territory or jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended and otherwise in accordance with applicable securities laws in any other jurisdiction. The IPO is subject to market conditions, and there can be no assurance as to whether or when the IPO may be completed, or as to the actual size or terms of the IPO.

About Bausch + Lomb
Bausch + Lomb, a leading global eye health business of Bausch Health Companies, Inc., is dedicated to protecting and enhancing the gift of sight for millions of people around the world – from the moment of birth through every phase of life. Its comprehensive portfolio of more than 400 products includes

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contact lenses, lens care products, eye care products, ophthalmic pharmaceuticals, over-the-counter products and ophthalmic surgical devices and instruments. Founded in 1853, Bausch + Lomb has a significant global research and development, manufacturing and commercial footprint with more than 12,000 employees and a presence in nearly 100 countries. Bausch + Lomb is headquartered in Vaughan, Ontario with corporate offices in Bridgewater, New Jersey.

About Bausch Health
Bausch Health Companies Inc. (NYSE/TSX: BHC) (“Bausch Health”) is a global company whose mission is to improve people’s lives with our health care products. Bausch Health develops, manufactures and markets a range of pharmaceutical, medical device and over-the-counter products, primarily in the therapeutic areas of eye health, gastroenterology and dermatology. Bausch Health is delivering on its commitments as it builds an innovative company dedicated to advancing global health.

Forward-looking Statements
This news release may contain forward-looking statements about a potential IPO or transaction involving Bausch + Lomb, which may generally be identified by the use of the words “anticipates,” “hopes,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions, including statements about the timing of completion of the IPO, the pricing of the common shares to be issued pursuant to the IPO and the subsequent distribution of Bausch + Lomb shares to Bausch Health’s shareholders (including the anticipated means of effecting the distribution and the opportunity for Bausch Health shareholders to consider it). These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties identified in the prospectus relating to the IPO; risks relating to the transaction not being timely completed, if completed at all, including due to unfavorable market or other conditions or factors; risks related to the receipt of (or failure to receive) the regulatory approvals required in connection with the transaction and the timing of receipt of such approvals; the possibility that the other approvals for or conditions to the transaction are not received or satisfied on a timely basis or at all; changes in the anticipated timing for closing the transaction; business disruption during the pendency of or following the transaction; diversion of management time on transaction-related issues; the ability to retain Bausch + Lomb management team members; risks related to the reaction of customers and other parties to such transaction; the impact of such transaction on relationships with customers, suppliers, employees and other business counterparties; the risk that the proposed distribution of Bausch + Lomb common shares to Bausch Health’s shareholders does not occur in the manner or on the timelines anticipated or at all; and other events that could adversely impact the completion of the transaction, including industry or economic conditions outside of Bausch Health’s control. In particular, Bausch Health can offer no assurance that any IPO or distribution will occur at all, or that any such transaction or transactions will occur on the timelines, in the manner or on the terms anticipated by Bausch Health. In addition, actual results are subject to other risks and uncertainties that relate more broadly to Bausch Health’s overall business, including those more fully described in Bausch Health’s most recent annual report on Form 10-K and detailed from time to time in Bausch Health’s other filings with the U.S. Securities and Exchange Commission and the Canadian securities administrators, which factors are incorporated herein by reference. They also include, but are not limited to, risks and uncertainties caused by or relating to the COVID-19 pandemic, including a possible resurgence of the virus and variant strains thereof and its impact on access to health care products and services, the availability and use of effective vaccines, the imposition of new social restrictions, disruptions in Bausch Health’s supply chain and distribution channels or the ongoing macroeconomic and health care recovery from the impacts of the COVID-19 pandemic.

Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch Health undertakes no obligation to

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update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

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